UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       November 8, 2006 (November 3, 2006)


                          SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-13865                 23-2368845
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


            19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)

                                 (212) 730-7540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

         On November 3, 2006, our subsidiary, Mobile Satellite Ventures LP ("MSV"), entered into an agreement with Hughes Network Systems, LLC ("Hughes") for the development and supply of four Satellite Base Transceiver Sub-systems ("S-BTS") for a fixed price $42,995,714, which, as the core element of the base station, will enable MSV's hybrid satellite and terrestrial communications network. The S-BTS will be designed to operate in accordance with the satellite air interface to be selected by MSV following evaluation of potential interfaces with MSV's planned network capabilities. The design and development phase will take place over the next year with delivery of the completed S-BTS to designated MSV gateways in North America within less than three years. A copy of the agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         Hughes is a former subsidiary of ours, and is indirectly controlled by Apollo Investment Fund IV, L.P. and its affiliates (together, "Apollo"), which also own approximately 25% of us. Three individuals associated with Apollo currently serve on the five member board of directors of SkyTerra. Andrew Africk, a member of the board of managers of Hughes, is a director of Hughes Communications, parent of Hughes, and is a director of MSV and SkyTerra. Aaron Stone, a member of Hughes' board of managers and a director of Hughes Communications, is a director of MSV and SkyTerra. Jeffrey Leddy, a member of Hughes' board of managers and a director of Hughes Communications, is chief executive officer of SkyTerra and a director of MSV.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

  Number       Description
  ------       -----------
   10.1   -    Contract for Design, Development and Supply of Satellite Base
               Transceiver Sub-System ("S-BTS") between Mobile Satellite
               Ventures LP and Hughes Network Systems, LLC, dated November 3,
               2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  November 8, 2006                By: /s/ Robert C. Lewis
                                           -------------------------
                                           Name:  Robert C. Lewis
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel

                                  EXHIBIT INDEX

  Number       Description
  ------       -----------
   10.1   -    Contract for Design, Development and Supply of Satellite Base
               Transceiver Sub-System ("S-BTS") between Mobile Satellite
               Ventures LP and Hughes Network Systems, LLC, dated November 3,
               2006.